                                                                  EXHIBIT 4.6.6



                                   FORM OF
                               AMENDMENT NO. 4

                 AMENDMENT NO. 4 dated as of December 5, 1994 between TURNER BROADCASTING SYSTEM, INC., a Georgia corporation (the "Company"), the Banks (as such term is defined below) party hereto and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION) ("Chase"), as agent (the "Agent").

                 The Company, certain lenders (the "Banks") and the Agent are party to a Credit Agreement dated as of July 1, 1993 (as amended, supplemented and otherwise modified and in effect to but excluding the date hereof, the "Credit Agreement"). The Company has requested that the Banks agree, and the Banks party hereto are willing, to amend certain provisions of the Credit Agreement, all on the terms and conditions of this Amendment. Accordingly, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                 Section 1. Definitions. Terms used but not defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

                 Section 2. Amendments. Subject to the satisfaction of the conditions to effectiveness specified in Section 4 hereof, but with effect on and after the date hereof, the Credit Agreement shall be amended as follows:

                 A. Certain Defined Terms. Section 1.01 of the Credit Agreement shall be amended:

                 (1) by adding a sentence at the end of the definition of "Lien" therein reading as follows:

                          "For purposes of this Agreement, sales of accounts
                 receivable under any Permitted Receivables Facility shall not be deemed to constitute Liens."; and

                 (2) by adding the following new definition and inserting the same in the appropriate alphabetical location:

                          "Permitted Receivables Facility" shall mean a
                 receivables purchase facility entered into after December 5, 1994 pursuant to which the Company and/or one or more of its Subsidiaries may at any time or from time to time sell, on a non-recourse credit basis, accounts receivable arising in the ordinary course of business.





                                Amendment No. 4

                 B. Sale of Assets. Section 8.18 of the Credit Agreement shall be amended:

                 (1)      by deleting "and" at the end of paragraph (d) thereof;

                 (2) by replacing the period at the end of paragraph (e) thereof with "; and"; and

                 (3) by adding a new paragraph (f) thereto reading as follows:

                          "(f)  so long as no Event of Default shall have
                 occurred and then be continuing, the Company and its Subsidiaries may from time to time sell accounts receivable arising in the ordinary course of business under Permitted Receivables Facilities, provided that the aggregate face amount of all such accounts receivable sold thereunder may not exceed $300,000,000 at any one time outstanding."

                 C. Delivery of Permitted Receivables Facilities Agreements. The Credit Agreement shall be amended by adding a new Section 8.20 thereto reading as follows:

                 "8.20 Delivery of Permitted Receivables Facilities Agreements. On or prior to the date of effectiveness of the first sale of accounts receivable under each Permitted Receivables Facility, the Company shall give the Agent notice thereof (and the Agent shall notify the Banks thereof promptly), and shall deliver to the Agent a certified or conformed copy of each of the principal agreements executed and delivered in connection therewith. Promptly following each amendment, waiver and consent relating to a Permitted Receivables Facility, the Company shall give the Agent notice thereof (and the Agent shall notify the Banks thereof promptly), and shall deliver to the Agent a certified or conformed copy of each such amendment, waiver and consent."

                 Section 3. Representations and Warranties. The Company represents and warrants to the Banks and the Agent that:

                 (a) this Amendment has been duly and validly executed and delivered by the Company and constitutes the Company's legal, valid and binding obligation, enforceable against the Company in accordance with its terms; and

                 (b) after giving effect to this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties made by the Company in Section 7 of the Credit Agreement are true and correct on





                                Amendment No. 4
         and as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

                 Section 4. Conditions To Effectiveness. The amendments to the Credit Agreement set forth in Section 2 hereof shall become effective, as of the date hereof, upon the receipt by the Agent of this Amendment, duly executed and delivered by the Company, each of the Banks and the Agent.

                 Section 5. Documents Otherwise Unchanged. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect, and each reference to the Credit Agreement and words of similar import in the Credit Agreement, as amended hereby, and the Notes shall be a reference to the Credit Agreement as amended hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

                 Section 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

                 Section 7. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                 Section 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                        TURNER BROADCASTING SYSTEM, INC.


                                        By
                                          ------------------------------
                                          Title:





                                Amendment No. 4

                                      THE CHASE MANHATTAN BANK
                                        (NATIONAL ASSOCIATION)


                                      By
                                        --------------------------------
                                        Title:


                                      BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION


                                      By
                                        --------------------------------
                                        Title:


                                      THE FIRST NATIONAL BANK OF BOSTON


                                      By
                                        --------------------------------
                                        Title:


                                      THE BANK OF CALIFORNIA, N.A.


                                      By
                                        -------------------------------
                                        Title:


                                      BANK OF MONTREAL


                                      By
                                        ------------------------------
                                        Title:





                                Amendment No. 4

                                      THE BANK OF NEW YORK COMPANY, INC.


                                      By
                                        -----------------------------
                                        Title:


                                      THE BANK OF NOVA SCOTIA


                                      By
                                        -----------------------------
                                        Title:


                                      BANK OF SCOTLAND


                                      By
                                        -----------------------------
                                        Title:


                                      BANQUE FRANCAISE DU COMMERCE
                                        EXTERIEUR


                                      By
                                        -----------------------------
                                        Title:

                                      By
                                         ----------------------------
                                         Title:

                                      BARCLAYS BANK PLC


                                      By
                                        -----------------------------
                                        Title:





                                Amendment No. 4

                                      CIBC INC.


                                      By
                                        ----------------------------
                                        Title:


                                      CHEMICAL BANK


                                      By
                                        ----------------------------
                                        Title:


                                      CITIBANK, N.A.


                                      By
                                        ----------------------------
                                        Title:


                                      BANK OF AMERICA ILLINOIS


                                      By
                                        ----------------------------
                                        Title:


                                      CREDIT LYONNAIS CAYMAN ISLAND
                                        BRANCH


                                      By
                                        ----------------------------
                                        Title:


                                      CREDIT SUISSE


                                      By
                                        ----------------------------
                                        Title:

                                      By
                                        ----------------------------
                                        Title:





                                Amendment No. 4

                                      THE FIRST NATIONAL BANK OF CHICAGO


                                      By
                                        ----------------------------
                                        Title:

                                      THE FIRST UNION NATIONAL BANK OF
                                         GEORGIA


                                      By
                                        ----------------------------
                                        Title:

                                      THE INDUSTRIAL BANK OF JAPAN,
                                        LIMITED


                                      By
                                        ----------------------------
                                        Title:

                                      LTCB TRUST COMPANY


                                      By
                                        ----------------------------
                                        Title:

                                      MELLON BANK, N.A.


                                      By
                                        ----------------------------
                                        Title:

                                      THE MITSUBISHI TRUST AND BANKING
                                        CORPORATION


                                      By
                                        ----------------------------
                                        Title:





                                Amendment No. 4

                                      NATIONSBANK OF TEXAS, N.A.


                                      By
                                        ----------------------------
                                        Title:

                                      THE NIPPON CREDIT BANK, LTD.


                                      By
                                        ----------------------------
                                        Title:

                                      ROYAL BANK OF CANADA


                                      By
                                        ----------------------------
                                        Title:

                                      THE SAKURA BANK, LIMITED, ATLANTA
                                        AGENCY


                                      By
                                        ----------------------------
                                        Title:


                                      SOCIETE GENERALE


                                      By
                                        ----------------------------
                                        Title:

                                      THE TOKAI BANK, LIMITED


                                      By
                                        ----------------------------
                                        Title:

                                      THE TORONTO-DOMINION BANK


                                      By
                                        ----------------------------
                                        Title:





                                Amendment No. 4

                                      UNION BANK


                                      By
                                        ----------------------------
                                        Title:


                                      THE YASUDA TRUST AND BANKING CO.,
                                        LTD.


                                      By
                                        ----------------------------
                                        Title:

                                      BANKERS TRUST COMPANY


                                      By
                                        ----------------------------
                                        Title:

                                      BANK OF HAWAII


                                      By
                                        ----------------------------
                                        Title:

                                      BANQUE PARIBAS


                                      By
                                        ----------------------------
                                        Title:

                                      CORESTATES BANK, N.A.


                                      By
                                        ----------------------------
                                        Title:





                                Amendment No. 4

                                      CRESTAR BANK


                                      By
                                        ----------------------------
                                        Title:

                                      THE FUJI BANK, LTD.


                                      By
                                        ----------------------------
                                        Title:

                                      THE HOKKAIDO TAKUSHOKU BANK LTD.


                                      By
                                        ----------------------------
                                        Title:


                                      MIDLAND BANK, PLC


                                      By
                                        ----------------------------
                                        Title:

                                      PNC BANK, NATIONAL ASSOCIATION


                                      By
                                        ----------------------------
                                        Title:

                                      SHAWMUT BANK CONNECTICUT, N.A.


                                      By
                                        ----------------------------
                                        Title:





                                Amendment No. 4

                                      SWISS BANK CORPORATION,
                                        NEW YORK BRANCH


                                      By
                                        ---------------------------
                                        Title:

                                      By
                                        ---------------------------
                                        Title:


                                      THE BANK OF TOKYO TRUST COMPANY


                                      By
                                        ---------------------------
                                        Title:

                                      THE CHASE MANHATTAN BANK
                                        (NATIONAL ASSOCIATION)
                                       as Agent

                                      By
                                        --------------------------
                                        Title:





                                Amendment No. 4

                                                                [EXECUTION COPY]





                               February 28, 1995


Turner Broadcasting System, Inc.
One CNN Center
Atlanta, Georgia 30348
Attn:  Christian L. Becken

The Chase Manhattan Bank
   (National Association), as
   Agent for the Banks party
   to the Credit Agreement
   referred to below

                 Re:  Amendment No. 4 to the Credit Agreement


Ladies and Gentlemen:

                 Reference is made to (1) the Credit Agreement dated as of July 1, 1993 (as amended, supplemented and otherwise modified and in effect from time to time, the "Credit Agreement") between Turner Broadcasting System, Inc. (the "Company"), the Banks party thereto and The Chase Manhattan Bank (National Association), as Agent for said Banks (in such capacity, the "Agent"), and (2) Amendment No. 4 dated as of December 5, 1994 ("Amendment No. 4") to the Credit Agreement, a copy of which is attached hereto as Annex A.

                 This is to advise you that the undersigned, which anticipates becoming a "Bank" party to the Credit Agreement on or prior to March 15, 1995, hereby consents to Amendment No. 4, and to the amendments to the Credit Agreement set forth therein, for all purposes of the Credit Agreement and the Notes. The undersigned hereby ratifies the Agent's execution and delivery of Amendment No. 4.

                 IN WITNESS WHEREOF, the undersigned has caused this instrument to be duly executed as of the day and year first above written.


                                        FIRST HAWAIIAN BANK


                                        By /s/ Donald C. Young
                                           -------------------------
                                        Title: Media Finance Officer

                                                                [EXECUTION COPY]





                               February 14, 1995


Turner Broadcasting System, Inc.
One CNN Center
Atlanta, Georgia 30348
Attn:  Christian L. Becken

The Chase Manhattan Bank
   (National Association), as
   Agent for the Banks party
   to the Credit Agreement
   referred to below

                 Re:  Amendment No. 4 to the Credit Agreement


Ladies and Gentlemen:

                 Reference is made to (1) the Credit Agreement dated as of July 1, 1993 (as amended, supplemented and otherwise modified and in effect from time to time, the "Credit Agreement") between Turner Broadcasting System, Inc. (the "Company"), the Banks party thereto and The Chase Manhattan Bank (National Association), as Agent for said Banks (in such capacity, the "Agent"), and (2) Amendment No. 4 dated as of December 5, 1994 ("Amendment No. 4") to the Credit Agreement, a copy of which is attached hereto as Annex A.

                 This is to advise you that the undersigned, which became a "Bank" party to the Credit Agreement subsequent to January 1, 1995, hereby consents to Amendment No. 4, and to the amendments to the Credit Agreement set forth therein, for all purposes of the Credit Agreement and the Notes. The undersigned hereby ratifies the Agent's execution and delivery of Amendment No. 4.

                 IN WITNESS WHEREOF, the undersigned has caused this instrument to be duly executed as of the day and year first above written.


                                        THE DAI-ICHI KANGYO BANK, LTD.


                                        By /s/
                                           -------------------------
                                        Title: Joint General Manager